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                                  EXHIBIT 99.2

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q for the three months ended March 31, 2003, of Commercial Federal Corporation as filed with the Securities and Exchange Commission on May 15, 2003 (the "Report"), I, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Commercial Federal Corporation.

Date: May 15, 2003

                             By:  /s/ David S. Fisher
                                 ____________________________________________
                                  David S. Fisher
                                  Executive Vice President and Chief
                                  Financial Officer